UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2003

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28304 (File number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive office)		92506 (Zip Code)

Registrant's telephone number, including area code:  (909) 686-6060

(Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS.

        On July 31, 2003, Provident Financial Holdings, Inc. (the "Corporation") announced the appointment of Lee Fenn as Senior Vice President and Chief Lending Officer of its wholly owned subsidiary, Provident Savings Bank, FSB.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)        Exhibits

                        99.1     Corporation's press release dated July 31, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2003                                 Provident Financial Holdings, Inc.

                                                                /s/ Craig G. Blunden

                                                                Craig G. Blunden
                                                                Chairman, President and Chief Executive Officer
                                                                (Principal Executive Officer)

                                                                /s/ Donavon P. Ternes

                                                                Donavon P. Ternes
                                                                Chief Financial Officer
                                                                (Principal Financial and Accounting Officer)

1

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Exhibit 99.1

Press Release Dated July 31, 2003

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IMMEDIATE RELEASE                            Contacts:                                    Craig Blunden
                                                                                                                          President & CEO
                                                                                                                          (909) 686-6060

Provident Bank Appoints New Chief Lending Officer

        Riverside, California, July 31, 2003 -- Provident Savings Bank, FSB, a subsidiary of Provident Financial Holdings, Inc. (NASDAQ: PROV), is pleased to announce the appointment of Lee Fenn as its Chief Lending Officer and Senior Vice President.
        Fenn's career spans over twenty-five years. For the past six years, Fenn has been affiliated with First Bank & Trust, as a Senior Vice President, responsible for managing commercial real estate origination and sales to the secondary market, commercial underwriting, and sales training for 50 retail offices in California, and the asset based lending division. Fenn will continue to drive the bank's strategic focus towards commercial lending by drawing upon his vast experience as a Vice President over Marketing, Business Development, and Customer Service with other financial institutions.
        "Lee's considerable experiences in various types of lending and community development are key components in achieving our strategic goals. Lee also brings the right mix of skills necessary to be a strong leader that will lead our team to increase loan production and deepen relationships in the communities we serve," stated Craig G. Blunden, President and CEO of Provident Bank. Blunden went on to state, "Lee is definitely a welcomed asset to our Provident family."

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        "I understand the changing dynamics and challenges in today's financial services marketplace and look forward to contributing significantly to Provident's strategic plan and long term goals," stated Fenn. "I am truly enthusiastic about joining an institution that is so deeply committed to its community, customers, employees, and shareholders."
        Provident Savings Bank, FSB is a community-oriented, federally chartered, full-service retail bank with assets of more than $1.26 billion. Headquartered in Riverside, California, Provident Savings Bank, FSB currently operates 11 retail/business banking offices in Riverside County and San Bernardino County along with nine Provident Bank Mortgage loan production offices located throughout Southern California. The twelfth retail/business banking office is scheduled to open in August 2003 in the fast growing Orangecrest area of Riverside. Provident can be found on the Internet at www.myprovident.com or we can be reached at our Corporate Call Center at 1-800-442-5201.

Forward-looking Statement

Certain matters in this Press Release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2002. Forward-looking statements are effective only as of the date that they are made and Provident Financial assumes no obligation to update this information.

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